UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities exchange act of 1934

Date of Report (Date of earliest event reported): March 18, 2019

MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1293 South Main Street, Akron, OH	44301
(Address of principal executive offices)	(Zip Code)

(330) 253-5592

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

Myers Industries, Inc. (the “Company”) has committed to restructuring plans relating to certain aspects of the operations of both its Material Handling and Distribution segments.

On March 20, 2019, the Company committed to implementing a restructuring plan involving its Ameri-Kart Corp. subsidiary (“Ameri-Kart”) that operates within the Company’s Material Handling segment. The Company plans to consolidate manufacturing operations currently conducted at Ameri-Kart’s Cassopolis, Michigan facility with expanded operations at Ameri-Kart’s Bristol, Indiana facility, and eliminate up to 30 positions in connection with the consolidation (the “Ameri-Kart Plan”). The Company estimates that it will incur restructuring charges of approximately $900,000 and non-restructuring costs of approximately $150,000 in connection with the Ameri-Kart Plan by the end of calendar year 2019. The estimated restructuring charges include approximately $230,000 in employee-related charges, $120,000 in accelerated depreciation expense, and $550,000 in other exit-related costs. The Company estimates annualized benefits of approximately $1.5 million after calendar year 2019.

On March 18, 2019, the Company committed to implementing a restructuring plan relating to the transformation initiatives previously announced for its Distribution segment, which are intended to increase sales force effectiveness, reduce costs, and improve contribution margins. The Company plans to realign its Distribution segment commercial sales structure and expand the segment’s e-commerce platform (the “Distribution Transformation Plan”). The Distribution Transformation Plan will include the elimination of certain sales and administrative positions. The Company estimates that it will incur restructuring costs of approximately $900,000, primarily employee-related costs, in calendar year 2019 in connection with the Distribution Transformation Plan (to be excluded from adjusted earnings), and approximately $1 million of other implementation costs (to be included in adjusted earnings). The Company estimates annualized benefits of $5-7 million after calendar year 2019 from the Distribution Transformation Plan.

The Company also entered into a letter of intent on March 20, 2019 to sell a production facility in Sandusky, Ohio (“Sandusky Facility”) formerly used in connection with the Akro-Mils business within the Company’s Material Handling segment and closed as part of the Material Handling restructuring plan in late 2017. As a result, the Company has re-classified the Sandusky Facility as “held for sale” and will recognize an impairment charge estimated at $900,000 during the first quarter of 2019.

Item 7.01 Regulation FD Disclosure.

On February 28, 2019, the Company announced financial results for the year and quarter ended December 31, 2018, and provided an outlook for calendar year 2019, including estimated income per diluted share from continuing operations of between $0.75 and $0.85, based on a fully-diluted share count of 36.0 million shares. The estimated $2.7 million in restructuring and impairment charges described in Item 2.05 of this Current Report on Form 8-K are estimated to result in a reduction of approximately $0.05 in income per fully-diluted share, resulting in an estimated annual range of $0.70 to $0.80 calculated in accordance with GAAP. Adjusted estimated income per diluted share from continuing operations, excluding restructuring and impairment charges, remains between $0.75 and $0.85.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act except as may be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Measures

The Company uses the non-GAAP financial measure of adjusted income per diluted share from continuing operations in this Current Report on Form 8-K. Non-GAAP financial measures are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. Myers Industries believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance.

Caution on Forward-Looking Statements

Statements in this Current Report on Form 8-K include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”, “objective”, “outlook”, “target”, “goal”, “view” and similar expressions identify forward-looking statements. These statements are based on management’s current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside of the Company’s control that could cause actual results to materially differ from those expressed or implied. Risks and uncertainties include: raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company’s business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities, or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; and other risks as detailed in the Company’s 10-K and other reports filed with the Securities and Exchange Commission. Such reports are available on the Securities and Exchange Commission’s public reference facilities and its website at www.sec.gov and on the Company’s Investor Relations section of its website at www.myersindustries.com. Myers Industries undertakes no obligation to publicly update or revise any forward-looking statements contained herein. These statements speak only as of the date made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

By:	/s/ Andrean R. Horton
Andrean R. Horton
Chief Legal Officer and Secretary

Date: March 21, 2019